AFL-CIO Housing Investment Trust

Performance Commentary

3rd Quarter 2016

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

October 19, 2016

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark for the third quarter of 2016, with gross and net returns exceeding the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 19 and 9 basis points, respectively. The HIT’s third quarter gross return was 0.65% and its net return was 0.55% versus 0.46% for the Barclays Aggregate. After falling for much of the year, U.S. Treasury rates rose for the quarter as some domestic economic measures showed relative strength and the Federal Reserve (Fed) continued to prepare the markets for less accommodative monetary policy. The HIT’s underweight to Treasuries, slightly short duration position, and tightening of spreads on its high credit quality multifamily mortgage securities, combined with its ongoing income advantage, contributed to its outperformance for the quarter.

The HIT continued to generate attractive absolute returns and competitive risk-adjusted returns year-to-date, with its portfolio strategy focused on multifamily mortgage securities. These securities help provide HIT’s investors with lower credit risk and higher income than the Barclays Aggregate. Through September 2016, the HIT produced gross and net returns of 5.42% and 5.09%, respectively, compared to 5.80% for the index. For the 3-, 5-, and 10-year periods ending September 30, 2016, the HIT’s gross returns exceeded the Barclays Aggregate by 54, 47, and 40 basis points, respectively, and its net returns also beat the index for the 3- and 5-year periods. (For more on performance see page 2.)

In addition to financial benefits to investors, the HIT’s investments in construction-related securities allow the HIT to generate jobs for members of the building and construction trades and to produce significant economic benefits for communities across the country. This year, the HIT has invested nearly $102 million in five projects with total development investment of $234 million, creating an estimated 830 union construction jobs and building more than 500 housing and healthcare units. Since launching its Construction Jobs Initiative in 2009, the HIT has invested over $2 billion in 87 projects with total development of $4.7 billion that have created an estimated 23,250 union construction jobs and over 25,000 units of housing.

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Third Quarter 2016 Performance

The HIT outperformed the Barclays Aggregate for the third quarter by 19 basis points on a gross basis and 9 basis points on a net basis. The government/agency multifamily mortgage securities in the HIT’s portfolio continued to generate higher income than the Barclays Aggregate during the quarter. Moreover, spreads tightened for these multifamily securities. Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae “benchmark” multifamily DUS 10/9.5 securities spreads to Treasuries tightened by 13, 33, and 15 basis points, respectively, during the quarter. As noted above, the U.S. Treasury sector underperformed with an absolute return of -28 basis points for the quarter as Treasury rates rose by 18, 15, 12, and 4 basis points for the 2-, 5-, 10-, and 30-year maturities, respectively. The HIT is significantly underweighted to Treasuries, holding an allocation of 10% compared to 36% in the Barclays Aggregate as of September 30. The HIT has also continued to manage its duration to be slightly shorter than its benchmark to defend against a rising rate environment. This position positively contributed to performance during the quarter. Corporate bonds in the Barclays Aggregate, which the HIT does not hold, also performed well, with excess returns of 173 basis points for the quarter.

The HIT’s gross returns for the third quarter, year-to-date, 1-, 3-, 5-, and 10-year periods ending September 30 were 0.65%, 5.42%, 4.80%, 4.57%, 3.55%, and 5.19%, respectively, and its net returns were 0.55%, 5.09%, 4.36%, 4.12%, 3.11%, and 4.74%, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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Market Environment in 2016

U.S. economic growth appears to have picked up for the third quarter, after a weak first half of the year. The U.S. economy has added jobs for 72 consecutive months, with an average of nearly 180,000 jobs per month this year, and the unemployment rate is at 5%. While the markets have shrugged off a string of geopolitical shocks, including the British vote to exit the European Union, market volatility and uncertainty will likely continue. Concerns that could impact the markets include the outcome of U.S. elections, Brexit-related effects, and China’s struggle to address its many problems (e.g., massive credit expansion and over-valued real estate). In addition, the turmoil in the Middle East, weaker Latin American economies, and ongoing geopolitical events have led to lower global growth.

The Fed has not increased the federal funds rate since last December. U.S. inflation is still below the Fed’s 2% target and it remains concerned about global economic and financial developments and potentially derailing domestic economic growth.  However, the tone of its September meeting announcement was more hawkish than in recent months. With a decent labor market and relatively stronger economic growth, the Fed seems to be getting closer to raising rates but appears concerned that domestic productivity growth and capital spending are weak. Many market participants expect an increase of 25 basis points at the December Federal Open Market Committee (FOMC) meeting.

The yield curve flattened from January through September, as longer-term rates fell more than shorter-term rates. The 2-, 3-, 5-, 10-, and 30-year yields plummeted by 29, 43, 61, 68, and 70 basis points, respectively, from the end of December 2015 to the end of September 2016.

The Barclays Aggregate outperformed the HIT for the year through September, as noted above, due to the HIT’s substantial underweight to Treasuries and not holding corporate bonds. The corporate sector, which accounted for 26% of the index at the end of the period, significantly outperformed all other types of fixed-income investments over the period, with excess returns of 305 basis points. Global monetary policy,

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including quantitative easing in Europe, has increased demand for U.S. corporates, contributing to tighter spreads. Strong demand for Treasuries for the first nine months due to their high relative yields resulted in absolute returns of 5.07%.

Government/agency multifamily MBS, which the HIT substitutes for all corporates and most Treasuries in the index, did perform well over the period as spreads contracted from December 31 through September 30. For example, Ginnie Mae permanent and construction/permanent loan certificates spreads each contracted by 11 basis points and Fannie Mae multifamily DUS 10/9.5s tightened by 18 basis points.

Looking Forward

Although the Fed continues to prepare the markets for less accommodative monetary policy, possibly including a rate hike by year end, it has also indicated that it can be patient and raise rates gradually. While the economy is expanding, albeit slowly, and the labor market has continued to strengthen, inflation expectations continue to remain subdued, allowing the Fed to wait to hike rates. Further, there are concerns about global economic growth and geopolitical event risk. Taking into account all of these factors as well as historically low interest rates around the globe, the HIT will continue to manage its duration to be slightly shorter than its benchmark. This slightly shorter duration, along with the portfolio’s higher yield, should help contribute to relatively better performance versus the benchmark if interest rates rise. However, the portfolio’s duration should still be long enough to help generate strong absolute returns in the event interest rates fall due to disappointing economic growth or geopolitical crises.

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Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index

September 30, 2016

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	96.0%	70.5%	Effective Duration	5.27	5.61
A & Below	0.1%	24.6%	Convexity	0.14	0.07
Superior Yield			Similar Call Risk
Current Yield: 21 basis point advantage	3.10%	2.89%	Call Protected	79%	72%
Yield to Worst: 29 basis point advantage	2.18%	1.89%	Not Call Protected	21%	28%

As it enters the last quarter of the year, the HIT’s superior portfolio fundamentals, which are expected to continue to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, should position it well. Further, the HIT continues to identify investment opportunities for high credit quality multifamily mortgage securities, through existing relationships and new strategic partnerships with regional and national developers and state agencies with ongoing pipelines of bond/FHA financed multifamily housing projects in key markets.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2016, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

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